UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2016 (April 20, 2016)

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle

Fremont, California 94555

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 20, 2016, Electronics For Imaging, Inc. (“EFI”) reported record revenue for the quarter ended March 31, 2016, with EFI’s Industrial Inkjet technology being its strongest driver, showing 44% growth in that segment of EFI’s business, or 47% without the impact of currency. The Reggiani and Matan acquisitions that were completed in 2015 have been significant factors in this growth. If those businesses had been part of EFI last year, EFI would have reported low double-digit growth in the Industrial Inkjet segment. Even without the acquisitions, EFI’s Industrial Inkjet segment would have seen high single-digit organic growth without taking into account the effect of foreign exchange rates.

The information provided pursuant to this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On April 21, 2016 EFI issued a press release announcing that it will present four new printers and new software for signage production at the International Sign Expo in Orlando, Florida. A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1. The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 21, 2016 — EFI Sign Expo Exhibit Offers Customers Greater Innovation with Four New Printers and New MIS Software for Signage Production — EFI reported Q1 results with strong growth in its Industrial Inkjet segment

The information included in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 21, 2016	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Marc Olin
	Name:	Marc Olin
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 21, 2016

Exhibit No.	Description

99.1	Press Release dated April 21, 2016 — EFI Sign Expo Exhibit Offers Customers Greater Innovation with Four New Printers and New MIS Software for Signage Production — EFI reported Q1 results with strong growth in its Industrial Inkjet segment